SUPPLEMENT DATED NOVEMBER 3, 2008 TO THE PROSPECTUSES
                         OF EACH OF THE FOLLOWING FUNDS:

                 Prospectuses, each dated February 1, 2008, for
         Seligman Core Fixed Income Fund, Inc., Seligman Municipal Fund
  Series, Inc., Seligman Municipal Series Trust, Seligman New Jersey Municipal
            Fund, Inc., Seligman Pennsylvania Municipal Fund Series, and Seligman TargetHorizon ETF Portfolios, Inc. (only on behalf of its Seligman
                  TargETFund Core, Seligman TargETFund 2025 and
                            Seligman TargETFund 2035)

                   Prospectuses, each dated March 3, 2008, for
       Seligman Frontier Fund, Inc., and Seligman Global Fund Series, Inc.

                    Prospectuses, each dated May 1, 2008, for
  Seligman Asset Allocation Series, Inc. (other than Seligman Asset Allocation
              Balanced Fund), Seligman Cash Management Fund, Inc.,
         Seligman Capital Fund, Inc., Seligman Common Stock Fund, Inc.,
      Seligman Communications and Information Fund, Inc., Seligman Growth
        Fund, Inc., Seligman High Income Fund Series, Seligman Income and
                    Growth Fund, Inc., Seligman LaSalle Real
            Estate Fund Series, Inc., Seligman Portfolios, Inc., and
                        Seligman Value Fund Series, Inc.

                (each, a "Fund", and collectively, the "Funds").


Today, November 3, 2008, each of the Funds held a Special Meeting of Shareholders in New York City (the "Meeting") and announced that shareholders of each Fund approved a new investment management services agreement between the Fund and RiverSource Investments, LLC ("RiverSource"), a wholly owned subsidiary of Ameriprise Financial, Inc., and new subadvisory and delegation agreements (as applicable to a Fund, or series or portfolio thereof) (collectively, the "New Agreements").

Although the New Agreements were approved by each Fund's shareholders, as stated in the Funds' proxy statement, the effectiveness of shareholder approval of the New Agreements is contingent on the closing of the acquisition of J. & W. Seligman & Co. Incorporated ("Seligman"), the Funds' current manager, by RiverSource (the "Acquisition"). The Acquisition is expected to be completed in the fourth quarter. However, if the Acquisition does not take place, then Seligman will continue as manager of the Funds and the subadvisers of subadvised Funds will continue as subadvisers under their respective current agreements with Seligman, and none of the New Agreements will become effective.

At the Meeting, shareholders of each of the Funds also elected the following ten directors or trustees to take office upon the closing of the Acquisition:
Kathleen Blatz, Arne H. Carlson, Pamela G. Carlton, Patricia M. Flynn, Anne P. Jones, Jeffrey Laikind, Stephen R. Lewis, Jr., Catherine James Paglia, Alison Taunton-Rigby and William F. Truscott (collectively, the "New Directors"). Messrs. Leroy C. Richie and John F. Maher will continue to serve as directors or trustees of the Funds after the Acquisition, which would result in an overall increase from ten to 12 directors or trustees of the Funds. If the Acquisition does not take place for any reason, the size of the Boards will not be increased, the New Directors will not serve as directors or trustees of the Funds, and the directors or trustees of the Funds serving prior to the election of the New Directors will continue to serve as directors or trustees of the Funds.